UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2015

AMERICAN HONDA FINANCE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

001-36111	California	95-3472715
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

20800 Madrona Avenue, Torrance, California	90503
(Address of Principal Executive Offices)	(Zip Code)

(310) 972-2288

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 14, 2015 (the “Effective Date”), American Honda Finance Corporation (the “Company”) reached a settlement with the Consumer Financial Protection Bureau (the “CFPB”) and the U.S. Department of Justice (the “DOJ” and, together with the CFPB, the “Agencies”) related to the Agencies’ previously disclosed investigation of, and allegations regarding, pricing practices by dealers originating retail installment sale contracts for automobiles purchased by AHFC and entered into a consent order with each of the Agencies to reflect such settlement (collectively, the “Consent Orders”).

Pursuant to the Consent Orders, the Company has agreed to implement a new dealer compensation policy within 120 days of the Effective Date or within thirty (30) days of obtaining any required non-objections of the CFPB and the DOJ. In connection with the implementation of such policy, the Company has agreed to maintain general compliance management systems reasonably designed to assure compliance with all relevant federal consumer financial laws. Additionally, the Company has agreed to pay $24 million in consumer restitution and, pursuant to the Consent Order with the DOJ, the Company will submit to the DOJ a proposal for the distribution of a $1 million donation by the Company for consumer financial education programs.

Copies of the Consent Orders are attached as Exhibits 99.1 and 99.2 and incorporated herein by reference. The description of the Consent Orders set forth above does not purport to be complete and is qualified by reference to the full text of the Consent Orders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Consent Order pursuant to the Consumer Financial Protection Act of 2010, dated July 14, 2015, between American Honda Finance Corporation and the U.S. Department of Justice.

99.2	Consent Order pursuant to the Consumer Financial Protection Act of 2010, dated July 14, 2015, between American Honda Finance Corporation and the Consumer Financial Protection Bureau, including the Stipulation and Consent to the Issuance of a Consent Order, dated July 13, 2015, by American Honda Finance Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN HONDA FINANCE CORPORATION

Date: July 15, 2015	By:	/s/ Paul C. Honda
Paul C. Honda Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Consent Order pursuant to the Consumer Financial Protection Act of 2010, dated July 14, 2015, between American Honda Finance Corporation and the U.S. Department of Justice.

99.2	Consent Order pursuant to the Consumer Financial Protection Act of 2010, dated July 14, 2015, between American Honda Finance Corporation and the Consumer Financial Protection Bureau, including the Stipulation and Consent to the Issuance of a Consent Order, dated July 13, 2015, by American Honda Finance Corporation.